Exhibit 10.32

EXECUTION VERSION

November 30, 2012

Rentech Nitrogen, LLC

10877 Wilshire Boulevard, Suite 600

Los Angeles, CA 90024-4364

Attention: Mr. Dan J. Cohrs

Re:	Rentech Nitrogen, LLC Second Amended and Restated Credit Agreement

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of October 31, 2012 (the “Credit Agreement”), by and among RENTECH NITROGEN, LLC, a Delaware limited liability company (“RNL” or “Borrower Representative”), any other Person that executes a Joinder Agreement to become a “Borrower” under the Credit Agreement (RNL and each such Person being sometimes referred to therein collectively, as “Borrowers” and each individually as a “Borrower”), RENTECH NITROGEN PARTNERS, L.P., a Delaware limited partnership (“Partnership”), the other Persons party thereto that are designated as a “Credit Party,” GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to this Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender (including as Swingline Lender) and such Lenders. Capitalized terms used in this letter and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

Borrower Representative has requested that Agent and Required Lenders extend the deadline for delivering the ALTA survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025, and Agent and Required Lenders have agreed to such extension, subject to and in accordance with the terms and conditions hereof.

Pursuant to Section 4.15 and Schedule 4.15 of the Credit Agreement, Borrowers were required to deliver the ALTA survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025 by no later than November 30, 2012. At the request of Borrower Representative, Agent and Required Lenders have agreed under this letter agreement, that effective as of the date hereof, (a) the date by which Borrower Representative shall deliver the ALTA survey has been extended to December 30, 2012 and (b) Schedule 4.15 to the Credit Agreement is hereby deleted in its entirety and replaced with the version of Schedule 4.15 attached hereto as Annex A.

The effectiveness of this letter agreement is subject to receipt by Agent of this letter agreement duly executed by each Borrower, Partnership, Agent and Required Lenders.

Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter agreement where indicated below and returning it to the undersigned.

“Agent” and “Lender”

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Scott James Lorimer
Scott James Lorimer Duly Authorized Signatory

Letter Agreement

BMO HARRIS BANK, N.A.

By: /s/ Jennifer Wendrow
Name: Jennifer Wendrow
Title: Managing Director

Letter Agreement

CADENCE BANK, N.A.

By: /s/ Bill Bobbora
Name: Bill Bobbora
Title: Senior Vice President

Letter Agreement

CITIZENS BANK

By: /s/ Todd A. Seehase
Name: Todd A. Seehase
Title: First Vice President

Letter Agreement

COBANK, ACB

By: /s/ James M. Flahenty
Name: James M. Flahenty
Title: Vice President

Letter Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Timothy J. Devane
Name: Timothy J. Devane
Title: Executive Director

By: /s/ Jeff Bliss
Name: Jeff Bliss
Title: Executive Director

Letter Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusevich
Title: Director

By: /s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

Letter Agreement

MORGAN STANLEY BANK, N.A.

By: /s/ Dmiteiy Barskiy
Name: Dmiteiy Barskiy
Title: Authorized Signatory

Letter Agreement

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Dmiteiy Barskiy
Name: Dmiteiy Barskiy
Title: Vice President

Letter Agreement

ACKNOWLEDGED AND AGREED TO BY:

“Borrowers”

RENTECH NITROGEN, LLC
RENTECH NITROGEN PASADENA HOLDINGS, LLC, formerly known as Agrifos LLC
RENTECH NITROGEN PASADENA, LLC, formerly known as Agrifos Fertilizer L.L.C.
RENTECH NITROGEN PASADENA SPA, LLC, formerly known as Agrifos SPA LLC

By:	/s/ Dan Cohrs
Dan J. Cohrs
Vice President and Treasurer of each of the Borrowers

“Partnership”

RENTECH NITROGEN PARTNERS, L.P.

By:	Rentech Nitrogen GP, LLC
Its:	General Partner

By:	/s/ Dan Cohrs
Dan J. Cohrs
Chief Financial Officer

Letter Agreement

ANNEX A

Schedule 4.15

POST-CLOSING OBLIGATIONS

OBLIGATION / DELIVERABLE	DUE DATE

ALTA Survey for RNL’s Owned Real Estate located at 16675 Highway 20 West, East Dubuque, IL 61025, in form and substance acceptable to Agent.	December 30, 2012 (with extensions approved by Agent in its sole discretion)